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                                    FORM 8-K
                                 Current Report


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2000
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
Commission        Exact name of registrant as specified in its charter and        States of           I.R.S. Employer
File Number         principal office address and telephone number               Incorporation           I.D. Number
1-1483              WASHINGTON GAS LIGHT COMPANY                            District of Columbia        53-0162882
                    1100 H Street, N.W.                                         and Virginia
                    Washington, D.C. 20080
                    (703) 750-4440

                                      None
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          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

     On June 28, 2000, the Board of Directors (the Board) of Washington Gas Light Company (the Company) elected Ms. Debra L. Lee to the Company's Board of Directors. Ms. Lee was elected to fill a vacancy on the Board caused by the death of Mr. Joseph M. Schepis on June 3, 2000. At the time of his death, Mr. Schepis served on the Board of Directors and was the Company's President and Chief Operating Officer. Ms. Lee was elected to the Board effective July 1, 2000. Ms. Lee is the president and chief operating officer of BET Holdings II, Inc., a global multi-media company that owns and operates Black Entertainment Television and other entertainment, publishing, restaurant and internet ventures. Ms. Lee also serves on the board of directors of BET Holdings II and Eastman Kodak Company.

     The following organizational changes also became effective July 1, 2000:


o The responsibilities of Mr. James H. DeGraffenreidt, Jr. were expanded to include the office of president. Mr. DeGraffenreidt's title is now Chairman, President and Chief Executive Officer.

o The responsibilities of Ms. Elizabeth M. Arnold, Vice President, were expanded to include the Company's unregulated customer finance segment, headed by Mr. Barry L. Florence. In addition, Ms. Arnold continues to be responsible for strategic planning and all other unregulated operations, including the Company's energy marketing segment and its heating ventilating and air conditioning segment.

o The responsibilities of Mr. Terry D. McCallister, Vice President, were expanded to include the Company's entire Gas Transportation organization, including construction and technical support. In addition to the construction and technical support function, the Gas Transportation organization also includes Mr. McCallister's previous responsibilities for plants and gate stations, system operation and maintenance, the Company's Shenandoah Division (which operates in Virginia), and the Company's Frederick Division, (which operates in Maryland).

o Mr. Richard J. Cook, Vice President, who has been responsible for construction and technical support, will continue to oversee that function, but will report to Mr. McCallister as part of the Gas Transportation organization.

o Mr. Richard L. Fisher, who currently serves as Vice President for facilities support services, will be retiring. The facilities support services function is being combined with the Gas Transportation function, under Mr. McCallister.

o The responsibilities of Mr. James B. White, Vice President have been expanded to encompass all customer care activities, including customer services, regulatory affairs and energy acquisition, in addition to his current business development responsibilities.

o Mr. Adrian Chapman, Vice President of regulatory affairs and energy will report to Mr. White.

o Mr. Mark J. Zarcone, division head for customer services, will also report to Mr. White.

     Mr.  McCallister,   Ms.  Arnold  and  Mr.  White  report  directly  to  Mr.
DeGraffenreidt, as well as the vice presidents who are responsible for the remaining corporate administrative support functions.

                                      -1-
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   WASHINGTON GAS LIGHT COMPANY
                                                   -----------------------------
                                                              (Registrant)


Date          July 10, 2000                         /s/ Robert E. Tuoriniemi
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                                                        Robert E. Tuoriniemi
                                                             Controller
                                                  (Principal Accounting Officer)









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